UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2005

                                  Bluefly, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    001-14498                 13-3612110
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

       42 West 39th Street, New York, New York                   10018
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      (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000


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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                SECTION 5 - REGISTRANT'S BUSINESS AND OPERATIONS

             ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 28, 2005, the Company entered into agreements with Level 3 Communications, LLC ("Level 3"), pursuant to which Level 3 will provide certain co-location and related services to the Company in connection with the hosting of its Web site.

Attached as Exhibits 99.1 and 99.2, respectively, are copies of the Master Service Agreement and Customer Order Addendum entered into by the Company and Level 3.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

*99.1 Master Service Agreement, dated as of February 28, 2005, by and between the Company and Level 3 Communications, LLC.

*99.2 Customer Order Addendum, dated as of February 28, 2005, by and between the company and Level 3 Communications, LLC.

* Confidential treatment has been requested as to certain portions of this Exhibit. Such portions have been redacted.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BLUEFLY, INC.
                                             (Registrant)


Date:    March 4, 2005                       By:    /s/ Patrick C. Barry
                                                    ---------------------------
                                             Name:  Patrick C. Barry
                                             Title: Chief Operating Officer and
                                                    Chief  Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.

*99.1 Master Service Agreement, dated as of February 28, 2005, by and between the Company and Level 3 Communications, LLC.

*99.2 Customer Order Addendum, dated as of February 28, 2005, by and between the company and Level 3 Communications, LLC.

* Confidential treatment has been requested as to certain portions of this Exhibit. Such portions have been redacted.